                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

- ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (4) Date Filed:

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

                        HOWELL CORPORATION
                     1111 Fannin, Suite 1500
                       Houston, Texas 77002




                          March 22, 2000




Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held on Wednesday, April 26, 2000, at 10:00 a.m., in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas 77002.

The accompanying Notice of Annual Meeting and Proxy Statement describe the formal matters to be acted upon at the meeting. In addition, we will discuss current matters concerning the future of the Company and review the Company's operations during the past year. At the conclusion of the formal meeting, an opportunity will be provided for questions and discussion by the shareholders. A record of the Company's activities for the year 1999 is contained in the Annual Report which accompanies this proxy material.

Representation of your shares at the meeting is very important. We urge each shareholder, whether or not you now plan to attend the meeting, to promptly date, sign and return the enclosed proxy in the envelope furnished for that purpose. If you do attend the meeting, you may, if you wish, revoke your proxy and vote in person.

It is always a pleasure to meet with our shareholders, and I personally look forward to seeing as many of you as possible at the Annual Meeting.

                                   Sincerely,



                                   /s/ DONALD W. CLAYTON
                                   ---------------------
                                   DONALD W. CLAYTON
                                   Chairman of the Board

                        HOWELL CORPORATION
                     1111 Fannin, Suite 1500
                       Houston, Texas 77002



             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

               TO BE HELD WEDNESDAY, APRIL 26, 2000



To the Shareholders of Howell Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Howell Corporation, a Delaware corporation, will be held in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas, on Wednesday, April 26, 2000, at 10:00 a.m. local time, for the following purposes:

      1.to elect three members to the Board of Directors to serve for a three-year term as Class III Directors;

      2.to ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2000; and

      3.to transact such other business as may properly come before the meeting or any adjournments thereof.


The Board of Directors has fixed the close of business on February 29, 2000, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. A list of all shareholders entitled to vote is on file at the principal offices of the Company, 1111 Fannin, Suite 1500, Houston, Texas, and will be available for inspection by any shareholder during the meeting.

So that we may be sure your shares will be voted at the Annual Meeting, please date, sign and return the enclosed proxy promptly. For your convenience, a postpaid return envelope is enclosed for your use in returning your proxy. If you attend the meeting, you may revoke your proxy and vote in person.



                                   By Order of the Board of Directors,



                                   /s/ ROBERT T. MOFFETT
                                   ---------------------
                                   ROBERT T. MOFFETT
                                   Vice President,
                                   General Counsel
                                   and Secretary
March 22, 2000

                        HOWELL CORPORATION
                     1111 Fannin, Suite 1500
                       Houston, Texas 77002



                         PROXY STATEMENT

                  ANNUAL MEETING OF SHAREHOLDERS
                          April 26, 2000

Solicitation and Revocability of Proxies

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Howell Corporation ("Company") to be used at the Annual Meeting of Shareholders to be held in the tenth floor meeting room of the Howell Corporation Building, 1111 Fannin Street, Houston, Texas on Wednesday, April 26, 2000, at 10:00 a.m. local time, and at any and all adjournments thereof. This Proxy Statement and the enclosed proxy are being mailed to the shareholders on or about March 22, 2000.

   Unless otherwise indicated thereon, proxies in the accompanying form which are properly executed and duly returned to the Company and which are not revoked will be voted:

      1.for each of the three nominees for director to serve a three-year term as Class III Directors; and

      2.for ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the year ending December 31, 2000.


   Shares represented by proxies marked as abstentions on any matter will not be voted on that matter, although they will be counted for quorum purposes; brokers' shares held in "street name" and not voted by them will not be counted in tabulating votes. An Inspector of Election selected by the Company will tabulate votes at the Annual Meeting.

   The Board of Directors is not presently aware of other proposals that may be brought before the Annual Meeting. In the event other proposals are brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote in accordance with what they consider to be the best interests of the Company and its shareholders. The proxy also confers on persons named therein, discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by the Company prior to February 9, 2000.

   The cost of soliciting proxies will be borne by the Company. In addition to the Company's solicitation by mail, proxies may be solicited personally or by telephone by the management of the Company. The Company may request brokerage houses or other custodians, nominees and fiduciaries to forward proxies and proxy material to the beneficial owners of the shares held of record by such persons and will reimburse them for their reasonable forwarding expenses.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation, by executing and delivering a later-dated proxy, or by appearing and voting in person at the meeting.

Voting Securities and Record Date

     The Board of Directors of the Company has fixed the close of business on February 29, 2000, as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Shares held by brokers and not voted by them ("broker non-votes") and abstentions will be counted as present at the Annual Meeting for purposes of determining the presence of a quorum. An Inspector of Election selected by the Company will tabulate votes at the Annual Meeting.

   The issued and outstanding voting securities of the Company as of the Record Date consist of 5,521,782 shares of common stock, $1.00 par value per share ("Common Stock") each of which is entitled to one vote. Shares of Common Stock are not entitled to cumulative voting rights in the election of Directors. The presence in person or by proxy of the holders of a majority of the shares of Common Stock outstanding on the Record Date will be necessary to constitute a quorum at the Annual Meeting.

   Assuming the presence of a quorum of the Common Stock, the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required for the election of Directors and for ratification of the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending December 31, 2000. Abstentions will have the effect of negative votes on these proposals.

   The Company also has issued and outstanding, as of the Record Date, 690,000 shares of $3.50 convertible preferred stock, par value $1.00 per share ("Series A Preferred Stock"). Holders of the Series A Preferred Stock are not entitled to vote with respect to any matter referred to in this Proxy Statement.

Item 1.  Election of Directors

   The Company's Board of Directors is divided into three classes, each elected to serve for a term of three years. The Board of Directors, in accordance with the Company's Certificate of Incorporation, has established that there shall be three Class I Directors, three Class II Directors and three Class III Directors.

   The three nominees for Class III Directors are Paul W. Murrill, Khoi V. Tran and Jack T. Trotter. It is the intention of the persons named in the accompanying proxy that proxies will be voted for the election of these three nominees unless otherwise indicated thereon. Messrs. Murrill and Trotter are now Directors of the Company and are standing for reelection. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected to office and, to the knowledge of the Board of Directors, the nominees intend to serve the entire term for which election is sought. Should any nominee for the office of Director named herein become unable or unwilling to accept nomination or election, the persons named in the proxy will vote for such other person as the Board of Directors may recommend. The Company does not consider security holder nominations.

Directors to be Elected at the Meeting

   Set forth below is certain information regarding each of the three nominees for election as a Director.



                           Occupation, Experience and         Director
Name and Age                     Directorships                 Since
------------                     -------------                 -----
Paul W. Murrill....... Professional  Engineer for more than     1994
Age:  65                  five       years.       Chairman,
                          Piccadilly    Cafeterias,    Inc.
                          Chairman   and  Chief   Executive
                          Officer of Gulf States  Utilities
                          Company,  a public utility,  from
                          1982    to    1987.     Director:
                          Entergy  Corporation,  Tidewater,
                          Inc.,   Chemfirst    Corporation,
                          Piccadilly  Cafeterias,  Inc. and
                          Zygo, Inc.

Khoi V. Tran.......... Commercial     Manager     of    the       -
Age:  57                  International   Exploration   and
                          Production Division of Pennzoil /
                          PennzEnergy from 1992 until 1999.

Jack T. Trotter....... Personal business investments for        1988
Age:  73                  thirty years.  Director:
                          Weingarten Realty, Inc.


   The Board of Directors of the Company has unanimously approved the election of the nominees and recommends a vote "FOR" the election of the nominees for Class III Directors.



Directors Whose Term Extends Beyond the Meeting


   Set forth below is certain information regarding each of the Directors whose term extends beyond the meeting. The Class I Directors with terms expiring in 2001 are Paul N. Howell, Donald W. Clayton, and Richard K. Hebert. The Class II Directors with terms expiring in 2002 are Robert M. Ayres, Jr., Ronald E. Hall and Otis A. Singletary.

                           Occupation, Experience and         Director
Name and Age                     Directorships                 Since
------------                     -------------                 -----
Robert M. Ayres, Jr... Financial  consultant  for more than     1991
Age:  73                  five years.  Vice  Chancellor and
                          President  Emeritus,   University
                          of  the  South.  Director:   Rail
                          Tex,   Inc.,   and  James   Avery
                          Craftsman, Inc.

Donald W. Clayton..... Chairman    and   Chief    Executive     1997
Age:  63                  Officer of the Company  since May
                          1997. From 1993 to 1997, was
                          co-owner and President of Voyager
                          Energy  Corp.,  a privately  held
                          oil and gas exploration  company.
                          Served as President  and Director
                          of Burlington Resources, Inc. and
                          President  and   Chief  Executive
                          Officer of  Meridian  Oil,  Inc..
                          Prior to that,  he  was  a senior
                          executive   with   Superior   Oil
                          Company.

Ronald E. Hall........ Chairman   of  the   Board   of  the     1995
Age:  67                  Company  from  1995 to May  1997.
                          Formerly   President   and  Chief
                          Executive    Officer   of   CITGO
                          Petroleum     Corporation,      a
                          refining,      marketing      and
                          distribution  company,  from 1985
                          to 1995.  Director  of CITGO from
                          1990 to 1995.  Director  of Getty
                          Marketing Company.

Richard K. Hebert..... President   and   Chief    Operating     1997
Age:  48                  Officer of the Company  since May
                          1997.  From  1993 to  1997,  was
                          co-owner   and   Chief  Executive
                          Officer of Voyager  Energy Corp.,
                          a  privately  held  oil  and  gas
                          exploration  company.  Served  as
                          Executive   Vice  President   and
                          Chief    Operating   Officer   of
                          Meridian    Oil,    Inc.,     now
                          Burlington    Resources,     Inc.
                          Prior   to   that,   served   in
                          various     engineering       and
                          management     positions     with
                          Mobil  Oil  Corporation, Superior
                          Oil Company  and Amoco Production
                          Company.

Paul N. Howell........ Chief   Executive   Officer  of  the     1955
Age:  81                  Company  from  1955 to May  1997.
                          Formerly  Chairman  of the  Board
                          of  the  Company   from  1978  to
                          1995.    Director   of   Lodestar
                          Logistics Corporation.

Otis A. Singletary.... President  Emeritus,  University  of    1977(1)
Age:  78                  Kentucky since 1987.

----------
1 Dr.  Singletary also served as a Director in 1969.


Compensation of Directors

   Each member of the Board of Directors who is not an employee of the Company receives a $5,000 quarterly retainer fee, plus $1,000 per meeting for attending the meetings of a standing committee, unless the standing committee meets on the same day as the Board of Directors, in which event no fee is paid. Commensurate remuneration is also paid for service on other committees and for special assignments as the occasion arises. The Company reimburses reasonable out-of-pocket expenses incurred by a director in attending board and committee meetings.

Activities of the Board

   The Board of Directors held five meetings during 1999. Each Director attended at least 75% of the meetings of the Board and of any committee of which he was a member.

   The Board of Directors has three standing committees: Audit, Compensation and Nominating, and Stock Option.

   Members of the Audit Committee are Jack T. Trotter and Robert M. Ayres, Jr. The Audit Committee met once in 1999. Functions of the Audit Committee include recommending to the Board of Directors the independent auditors, approving the estimated fees for such services, reviewing the audit reports and making such recommendations to the Board of Directors concerning the audit reports as may be appropriate, meeting with the independent auditors, financial officers of the Company and other members of management to review the results of audits, and evaluating the adequacy of the internal control system of the Company.

   Members of the Compensation and Nominating Committee are Donald W. Clayton, Walter M. Mischer, Sr., and Paul W. Murrill. The Compensation and Nominating Committee met twice in 1999. Functions of the Compensation and Nominating Committee include establishing compensation for the officers of the Company and reviewing all employee benefit programs, including the recommendation of changes in the benefits. Additionally, the Committee is responsible for making nominations to the Board of Directors. The Committee does not consider security holder nominations. Members of the Stock Option Committee are Messrs. Ayres, Mischer, Murrill, Singletary and Trotter. The Committee administers the 1988, 1997 and 1999 Stock Option Plans and met twice in 1999. Compensation and Nominating Committee Report on Executive Compensation

   The following report by the Compensation and Nominating Committee to the Board of Directors discusses the factors the Compensation and Nominating Committee considers when determining the salary and bonus of the Chief Executive Officer and other executive officers.

To the Board of Directors:

   As members of the Compensation and Nominating Committee, it is our duty to establish the compensation level of the executive officers, to award bonuses to the executive officers and to approve the Company's benefit plan arrangements.

   The base salary level of the executive officers is recommended to the Compensation and Nominating Committee by the Chief Executive Officer. Factors considered by the Chief Executive Officer are typically subjective, such as his perception of the individual's performance and any planned changes in functional responsibility, and also include such factors as prior year compensation levels and general inflationary considerations. The profitability of the Company and the market value of its stock are not primary considerations in setting executive officer base compensation, although significant changes in these items are subjectively considered.

   The Committee awarded bonuses to the executive officers after subjectively considering the profitability of the Company and individual performance. In making such determination, the Committee does not apply any specific criteria. The perquisites and other benefits received are reported in the Summary Compensation Table and are provided primarily pursuant to existing employee benefit programs.

   Mr. Clayton is the only member of the Compensation and Nominating Committee who is a current officer and employee of the Company. No other member of the Compensation and Nominating Committee is a former or current officer, nor is an employee of the Company or any of its subsidiaries.

                               Compensation and Nominating Committee

                               Walter M. Mischer, Sr.
                               Paul W. Murrill
                               Donald W. Clayton

Stock Option Committee Report on Executive Compensation

   The following report by the Stock Option Committee to the Board of Directors discusses the factors the Stock Option Committee considers when evaluating the use of equity-based incentives in compensating the executive officers and key employees of the Company.

To the Board of Directors:

   As members of the Stock Option Committee, it is our duty to administer the Company's stock option plans. The Committee believes that stock options are an important component of executive compensation. Administering the Company's plans includes awarding stock options to executive officers and key employees. The Company currently has three stock option plans in effect: the Howell Corporation Omnibus Stock Awards and Incentive Plan ("Omnibus Plan"); the Howell Corporation Nonqualified Stock Option Plan for Non-Employee Directors ("Director Plan"); and the Howell Corporation 1997 Nonqualified Stock Option Plan ("1997 Plan"). At December 31, 1999, 166,000 options were outstanding with 436,250 options available for grant under the Omnibus Plan. The 1997 Plan had 18,800 options outstanding and no options were available for grant thereunder. Options to purchase 343,026 shares were outstanding under the Company's 1988 Stock Option Plan ("1988 Plan"). No further options may be granted under the 1988 Plan, which continues to be administered by the Stock Option Committee.

   The Committee believes that stock options are important in retaining executives and motivating them to improve stock market performance. The number of options granted to each executive officer was determined by considering position, potential performance and functional responsibilities.

                               Stock Option Committee

                               Robert M. Ayres, Jr.
                               Walter M. Mischer, Sr.
                               Paul W. Murrill
                               Otis A. Singletary
                               Jack T. Trotter

Compensation of Executive Officers

    Messrs. Donald W. Clayton, Richard K. Hebert, Robert T. Moffett, Allyn R. Skelton, II, and John E. Brewster, Jr. constituted the executive officers of the Company at the end of 1999. Mr. Clayton, Mr. Hebert and Mr. Brewster became executive officers on May 14, 1997. Mr. Moffett became an executive officer on October 30, 1995. Mr. Skelton became an executive officer on May 18, 1999. The following table summarizes the compensation paid by the Company, for the three fiscal years ended December 31, 1999, to each of the named executive officers. During the period covered by the table, the Company made no restricted stock awards and had no long-term incentive plans or pension plans.

                         Summary Compensation Table
                              Annual Compensation
                                                                      Long-term
                                                                     Compensation
                                                                     ------------
                                                        Other         Securities       All
                                                        Annual        Underlying      Other
Name & Principal Position   Year   Salary    Bonus   Compensation(1)    Options    Compensation
-------------------------   ----   ------    -----   ------------    ------------  ------------
                                    ($)       ($)         ($)             (#)           ($)
Donald W. Clayton           1999  200,000   60,000       6,000                 -      9,600(2)
  Chairman and              1998  200,000        -       6,000                 -      4,667
  Chief Executive Officer   1997  126,515        -       3,795           265,000(3)       -

Richard K. Hebert           1999  200,000   60,000       6,000                 -     10,248(4)
  President and             1998  200,000        -       6,000                 -      5,315
  Chief Operating Officer   1997  126,515        -       3,795           265,000(5)     350

Robert T. Moffett           1999  150,000   70,000       6,000            15,000      9,648(6)
  Vice President,           1998  150,000        -       6,000             4,000     10,257
  General Counsel and       1997  140,000   40,000       6,000             9,680     11,200
  Secretary

Allyn R. Skelton, II        1999   93,182   40,000       3,730            15,000      5,628(7)
  Vice President and        1998        -        -           -                 -          -
  Chief Financial Officer   1997        -        -           -                 -          -

John E. Brewster, Jr.       1999  130,000   65,000           -            15,000      8,448(8)
  Vice President, Corporate 1998  130,000        -           -             4,000      3,681
  Development & Planning    1997   72,746   30,000           -            13,800        350

--------
1  Other annual compensation is auto allowance.

2  Represents Company contributions of $9,600 to a 401K plan.

3  These were canceled in 1999.

4 Represents Company contributions of $9,600 to a 401K plan and $648 for premiums for term life insurance.

5  These were canceled in 1999.

6 Represents Company contributions of $9,000 to a 401K plan and $648 for premiums for term life insurance.

7 Represents Company contributions of $5,250 to a 401K plan and $378 for premiums for term life insurance.

8 Represents Company contributions of $7,800 to a 401K plan and $648 for premiums for term life insurance.

Compensation Pursuant to Plans

   The Stock Option Committee continues to administer the 1988 Plan, a stock option plan for its executive officers, directors and key employees under which no further options may be granted. Under this plan the Stock Option Committee could grant both incentive and nonqualified stock options to eligible employees and, subject to certain limitations, members of the Board of Directors. An aggregate of 750,000 shares of Common Stock had been reserved for issuance under this plan, of which 150,000 could be optioned to Directors. As of December 31, 1999, options with respect to 343,026 shares of Common Stock remain outstanding under the 1988 Plan.

   The 1997 Plan, which expires in 2007, is administered by the Stock Option Committee for the Company's executive officers, directors and key employees. Under this plan the Company may grant nonqualified options to eligible employees and members of the Board of Directors. An aggregate of 538,800 shares of Common Stock had been reserved for issuance under this plan. Options outstanding as of December 31, 1999 are 18,800. The remaining 520,000 options were canceled during 1999.

   The Stock Option Committee also administers the Omnibus Plan, which expires in 2009. The Omnibus Plan allows the Company to grant stock options and other forms of equity-based incentives, including stock appreciation rights, performance awards and restricted stock awards, to the Company's executives and key employees. As of December 31, 1999, there were 166,000 options outstanding and 436,250 additional options reserved for issuance under this plan.

   The following table sets forth the options granted to the individuals named in the Summary Compensation Table during the last fiscal year. No options were granted to Messrs. Clayton and Hebert.


                                    Option Grants in Last Fiscal Year

                                            Individual Grants(1)
                        -----------------------------------------------------------
                         Number of  % of Total
                        Securities   Options                                             Potential Realizable
                        Underlying  Granted to  Exercise  MarketPrice(2)                value at Assumed Annual
                         Options    Employees     Price    On Date of    Expiration      Rates of Stock Price
      Name               Granted     in Year    Per Share    Grant          Date     Appreciation for Option Term
---------------------   ----------  ----------  --------- -------------- ----------  ----------------------------
                           (#)                  ($/Share)  ($/Share)                       0%        5%        10%
                                                                                           --        --        ---

Robert T. Moffett        15,000        9         $2.1250     $5.250      03/02/2009     $46,875   $96,400   $172,382


Allyn R. Skelton, II     15,000        9         $4.1250     $4.125      05/17/2009           -   $38,913    $98,613


John E. Brewster, Jr.    15,000        9         $2.1250     $5.250      03/02/2009     $46,875   $96,400   $172,382

-------------
1 Options become exercisable in increments of 25% of the shares covered by the grant after the lapse of successive one-year periods. Each option has a ten-year term, but in case of termination of employment, otherwise exercisable options expire after six months.

2 Options were granted to certain officers and key employees under the Omnibus Plan at a time when the market price of the shares was $2.125. Since the grants were revocable if the Plan was not approved by Shareholders, the grants did not become effective until such approval was obtained at which time the market price had risen to $5.25.

   The table below shows the number of shares of Common Stock issued upon the exercise of options by the executive officers in 1999, the value received upon exercise of those options, the number of exercisable and unexercisable options at December 31, 1999 and the value of exercisable and unexercisable options with an option price of less than $5.75 per share, which was the market value of the Company's common stock on December 31, 1999.


         Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-end Option Values

                                                       Number of             Dollar
                                                      Securities            Value of
                                                      Underlying           Unexercised
                                                      Unexercised          In-the-Money
                                                   Options at Fiscal    Options at Fiscal
                                                       Year End             Year End
                        Shares Acquired    Value     Exercisable/          Exercisable/
  Name                    on Exercise    Realized    Unexercisable        Unexercisable
  ----                    -----------    --------    -------------        -------------
                              (#)          ($)            (#)                 ($)

Donald W. Clayton              -            -             0/0                 0/0

Richard K. Hebert              -            -             0/0                 0/0

Robert T. Moffett              -            -        27,340/23,940            0/54,375

Allyn R.  Skelton, II          -            -             0/15,000            0/24,375

John E.  Brewster, Jr.         -            -         7,900/24,900            0/54,375



Compensation  and  Nominating  Committee  Interlocks  and  Insider Participation

   The Compensation and Nominating Committee of the Company's Board of Directors is composed of the following: Walter M. Mischer, Sr. and Paul W. Murrill, neither of whom is an employee of the Company; and Donald W. Clayton who is the Chairman and Chief Executive Officer of the Company.

Performance Graph

   Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Dow Jones Industrial Average and a peer group average for the period of five years commencing December, 31, 1994 and ended December 31, 1999. The peer group average is the Dow Jones Energy Sector Oil Secondary Group Average, which consists of smaller oil companies who do the bulk of their business domestically. The historical stock price performance for the Company's stock shown on the graph below is not necessarily indicative of future stock performance.

         Composite of Five Year Cumulative Total Return*
    Howell Corporation Common, Peer Group Average & Dow Jones
                        Industrial Average

                              1994      1995     1996     1997     1998     1999
                              ----      ----     ----     ----     ----     ----

Howell Corporation           100.00%  122.61%  128.88%  150.90%   18.34%    53.09%
Peer Group                   100.00%  115.70%  142.57%  151.84%  110.88%   125.34%
Dow Jones Industrial Average 100.00%  136.95%  176.26%  220.11%  260.01%   330.75%

* Assumes that the value of the investment in Howell Corporation and each indices was $100 on December 31, 1994 and that all dividends were reinvested.

Security Ownership of Management and Certain Beneficial Owners

   The following table sets forth, as of February 1, 2000, the shares of Common Stock beneficially owned by (i) any person who, to the knowledge of the Company, beneficially owns more than 5% of such stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The Common Stock is the only class of voting securities of the Company currently outstanding. Unless otherwise indicated, each holder in the table below has sole voting and dispositive power with respect to the shares of Common Stock owned by such holder.

                                           Amount and Nature
Name and Address                            of Beneficial        Percent
of Beneficial Owner                           Ownership         of Class
-------------------                           ---------         --------
Paul N. Howell.............................. 1,244,505(1)         22.1
Howell Corporation
1111 Fannin, Suite 1500
Houston, Texas 77002

Donald W. Clayton...........................   280,040(2)          5.1
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Richard K. Hebert...........................   169,103(3)          3.0
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Robert T. Moffett...........................    38,155(4)            *
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Allyn R. Skelton, II........................     5,389               *
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

John E. Brewster, Jr........................    24,045(5)            *
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Robert M. Ayres, Jr.........................   201,146(6)          3.6
5705 Scout Island Cove
Austin, TX  78731

Ronald E. Hall..............................    70,400(7)          1.3
Howell Corporation
1111 Fannin, Suite 1500
Houston, TX  77002

Walter M. Mischer, Sr.......................    25,000               *
Hallmark Residential Group
2727 North Loop West, Suite 200
Houston, TX  77008

Paul W. Murrill.............................    11,000(8)            *
206 Sunset Boulevard
Baton Rouge, LA  70808

Otis A. Singletary..........................    20,900(9)            *
780 Chinoe Rd.
Lexington, KY  40502

                                      -11-

                                           Amount and Nature
Name and Address                            of Beneficial        Percent
of Beneficial Owner                           Ownership         of Class
-------------------                           ---------         --------
Khoi V. Tran................................     2,000               *
10718 Sagetrail
Houston, TX 77089

Jack T. Trotter.............................   100,000             1.8
1000 Louisiana, Suite 3600
Houston, TX  77002

All directors and executive officers as a
  group (12 persons)........................ 2,191,683(10)        38.1

Dimensional Fund Advisors Inc...............   499,800(11)         9.1
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Ingalls & Snyder LLC........................   893,438(12)        15.4
61 Broadway
New York, NY 10006

Robert L. Gipson............................   724,415(13)        12.5
c/o Ingalls & Snyder LLC
61 Broadway
New York, NY 10006

AXA Financial, Inc..........................   882,804(14)        13.8
1290 Avenue of the Americas
New York, NY 10104

Forest Investment Management LLC............   304,242(15)         5.2
53 Forest Avenue
Old Greenwich, CT  06870

Bradley N. Howell...........................   281,988(16)         5.2
Lodestar Logistics Corporation
1111 Fannin, Suite 1500
Houston, TX 77002

*  Less than 1%.
--------
1 Includes 103,726 shares which Mr. Paul N. Howell has the right to acquire within 60 days pursuant to certain options and 44,500 shares which are owned by the Howell Foundation, as to which Mr. Howell shares voting and dispositive power.

2 Includes 25,000 restricted shares which Mr. Clayton has the right to vote. He does not have dispositive power until the lapse of certain restrictions that burden such shares.

3 Includes 25,000 restricted shares which Mr. Hebert has the right to vote. He does not have dispositive power until the lapse of certain restrictions that burden such shares.

4 Includes 34,360 shares which Mr. Moffett has the right to acquire within 60 days pursuant to certain options.

5 Includes 400 shares held by Mr. Brewster as custodian for minor children, as to which he exercises both voting and dispositive power and 12,650 shares which he has the right to acquire within 60 days pursuant to certain options.

6 Includes 5,250 shares owned by the Shield-Ayres Foundation, as to which Mr. Ayres disclaims both voting and dispositive power, and 12,490 shares held by Mr. Ayres' wife, as to which he disclaims both voting and dispositive power. Includes 3,030 shares of common stock which Mr. Ayres has the right to receive within 60 days should he elect to convert the 500 shares of series A Preferred Stock help by him. Also includes 10,000 shares which Mr. Ayres has the right to acquire with 60 days pursuant to certain options.

7 Includes 50,000 shares which Mr. Hall has the right to acquire within 60 days pursuant to certain options.

8 Includes 10,000 shares which Dr. Murrill has the right to acquire within 60 days pursuant to certain options.

9 Includes 600 shares held by Dr. and Mrs. Singletary, as to which Dr. Singletary shares voting and dispositive power, and 300 shares held by Dr. Singletary as custodian for minor children, as to which he exercises both voting and dispositive power.

10 Includes 223,766 shares which the Company's directors and executive officers have the right to acquire within 60 days pursuant to the exercise of certain options and the conversion of shares of Series A Preferred Stock.

11 Dimensional Fund Advisors Inc. ("DFA"), a registered investment advisor, furnishes investment advice to four investment companies and serves as investment manager to certain other commingled group trusts and separate accounts. In its role as investment adviser or manager, DFA possesses voting and/or investment power over 499,800 shares of Common Stock that are owned by the accounts it manages or advises. DFA disclaims beneficial ownership of all such shares.

12 Includes 289,788 shares of Common Stock which Ingalls & Snyder LLC has the right to receive within 60 days should it elect to convert the 81,850 shares of Series A Preferred Stock held by it. Ingalls & Snyder LLC is registered as a broker or dealer with the commission. Based on Amendment No. 14 to Schedule 13G filed with the Commission, Ingalls & Snyder LLC has sole voting and dispositive power with respect to 288,600 of the shares of Common Stock owned beneficially.

13 Includes 220,000 shares of Common Stock which Robert L. Gipson owns individually. Also includes 252,900 shares of Common Stock and 9,091 shares of Common Stock assuming conversion of 3,000 shares of Series A Preferred Stock, held in brokerage accounts over which Mr. Gipson has discretionary dispositive authority. Also includes 242,424 shares of Common Stock assuming conversion of 80,000 shares of Series A Preferred Stock held by Ingalls & Snyder Value Partners, L.P. of which Mr. Gipson is a General Partner where he shares voting power with respect to such shares.

14 Includes  8,068 shares of Common  Stock held by  Donaldson  Lufkin & Jenrette
   Securities Corporation ("DLJ"). Also includes 874,736 shares of Common Stock which DLJ has the right to receive within 60 days should it elect to convert the 288,663 shares of Series A Preferred held by it. DLJ is a registered broker-dealer and is a subsidiary of AXA Financial, Inc. DLJ holds the securities for investment purposes and has sole voting and dispositive power with respect to them.

15 Includes  304,242 shares of Common Stock which Forest  Investment  Management
   LLC, ("Forest") has the right to receive within 60 days should it elect to convert the 100,400 shares of Series A Preferred Stock held by it. According to Schedule 13G filed by Forest with the Commission, Forest is a registered investment advisor. Forest has sole voting and dispositive power over all the shares of Common Stock owned beneficially.

16 Of these, 35,705 shares are held by Bradley N. Howell as custodian for minor children, as to which he exercises both voting and dispositive power; 139,546 shares are held in trust for minor children and for himself, as to which he shares voting and dispositive power; and 14,273 shares are held by Bradley N. Howell's wife, as to which he disclaims both voting and dispositive power.


Certain Transactions

    Mr. Paul N. Howell and Mr. Ronald E. Hall receive annual consulting fees of $60,000 and $32,000, respectively. Mr. Hall also receives a yearly auto allowance of $6,000. The Board of Directors reviews these arrangements on an annual basis.

   In 1990, the Company commenced paying the premiums for a period of ten years on an insurance policy pursuant to a Split Dollar Life Insurance Agreement entered into between the Company and the trustees of certain trusts established by Paul N. Howell and his wife. The Company's obligations have been fulfilled and pursuant to the terms of the agreement, the cumulative premiums paid by the Company over the life of the agreement were returned to the Company in February 2000.

   The Company has entered into a Deferred Compensation and Salary Continuation Agreement with Paul N. Howell. Pursuant to the terms of that Agreement, the Company has contracted to pay Mr. Howell, or his wife if she survives his death, certain annual payments upon his termination of employment for any reason. Those annual payments are $17,500 each year for the years 1991 through 1996, inclusive, and $30,000 each year for the years 1997 through 1999, inclusive. As Mr. Howell's employment with the Company continued through a portion of this period of time, the Company was relieved of its obligation for each annual payment set out above as that year expired. Since Mr. Howell retired on May 14, 1997, the Company made a final annual payment of $30,000 in 1999.

Compliance  with Section  16(a) of the  Securities  Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, all section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with during the fiscal year ended December 31, 1999.

Item 2.  Ratification of Appointment of Independent Auditors

   Deloitte & Touche LLP has been appointed by the Board of Directors as independent auditors of the Company and its subsidiaries for the fiscal year ending December 31, 2000. This appointment is being presented to the shareholders for ratification. Deloitte & Touche LLP served the Company as independent auditors for the fiscal year ended December 31, 1999. Although the Company is not required to obtain shareholder ratification of the appointment of the independent auditors for the Company for the fiscal year ended December 31, 2000, the Company has elected to do so.

   Representatives of Deloitte & Touche LLP will be present at the Annual Meeting. While they do not plan to make a statement at the meeting, such representatives will be available to respond to appropriate questions from shareholders and will be free to make a statement if they so desire.

   In the event that the shareholders do not ratify the appointment of Deloitte & Touche LLP as the independent auditor of the Company, the Board of Directors will consider the retention of other independent auditors.

   The Board of Directors of the Company has unanimously approved Deloitte & Touche LLP as the independent auditors for the Company for the fiscal year ended December 31, 2000 and recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for such fiscal year.

Shareholders' Proposals for 2001 Annual Meeting

   In order for proposals submitted by shareholders of the Company pursuant to Rule 14a-8 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, to be included in the Company's Proxy Statement and form of proxy relating to the 2001 Annual Meeting of the Shareholders, such proposals must be received at the Company's principal executive offices no later than November 24, 2000. A Stockholder choosing not to use the procedures established in Rule 14a-8 must deliver the proposal at the Company's principal executive offices no later than February 24, 2001. All such proposals must be in conformity with all applicable legal provisions.

Other Business

   The Board of Directors of the Company does not know of any other matters which are to be presented for action at the meeting. However, if any other matters properly come before the meeting, it is intended that the enclosed proxy will be voted in accordance with the recommendation of the Board of Directors.

                                   By Order of the Board of Directors,



                                   /s/ DONALD W. CLAYTON
                                   ---------------------
                                   DONALD W. CLAYTON
                                   Chairman of the Board

Houston, Texas
March 22, 2000
                                      -15-

                        COMMON SHAREHOLDER'S PROXY

                            HOWELL CORPORATION

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Paul N. Howell and Otis A. Singletary, and each of them, as proxies, each with full power of substitution, to represent and vote as designated on the reverse all shares of Common Stock of Howell Corporation ("Company") held of record by the undersigned on February 29, 2000, at the Annual Meeting of Shareholders to be held on April 26, 2000, or any adjournments thereof.

                   (Continued and to be signed on other side)

A [X]  Please mark your
       votes as in this
       example.


(1) ELECTION OF THREE CLASS III DIRECTORS:    WITHHOLD AUTHORITY to vote for all
    FOR all nominees listed below  |_|        nominees listed below |_|

    (INSTRUCTION: To withhold authority to vote for any individual nominee strike through the nominee's name below.)

    Paul W. Murrill       Khoi V. Tran        Jack T. Trotter

(2) PROPOSAL TO RATIFY THE APPOINTMENT of Deloitte & Touche LLP as independent auditors for the Company:

    FOR |_|           AGAINST |_|          ABSTAIN |_|

    This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for Proposals 1 and 2 above.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature________________________________________


Signature________________________________________
               Signature, if held jointly

DATE:  ____________________, 2000


Note:Please sign exactly as name appears  hereon.  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.